Exhibit 99.1

Mondee, the Technology-First, Fast Growing Travel Market Disruptor, To Go Public Through Business
Combination with ITHAX Acquisition Corporation

-	Mondee is a technology-driven, next-generation marketplace delivering exponential growth in a $1 trillion[1] segment of the travel market
-	2015-2019 net revenue organic growth (CAGR) of 41%; 63% including M&A
-	Proven business model with historical profitability; over $3 billion in 2019 transaction volume/gross revenue, $177 million adjusted 2019 net revenues, $46 million in adjusted 2019 EBITDA, 26% 2019 EBITDA margin
-	Mondee delivers a powerful operating platform, modern ecosystem and some of the best segment-specific content for the growing gig economy, remote workers and value-savvy travelers, mostly in the fast-recovering leisure segment of the travel market
-	A market leader with approximately 5% of the private airfare market in North America and significant penetration in the travel agent segment, with a distribution network of 50,000+ leisure travel agents
-	All existing Mondee shareholders are rolling 100% of their equity into the combined company
-	Post-closing, the combined company is expected to have an implied pro forma equity value of approximately $1 billion; all proceeds are expected to primarily implement an accretive M&A strategy and optimize the company’s capital structure
-	The transaction includes $241.5 million cash held in trust by ITHAX Acquisition Corp., as well as a $50 million fully committed, 100% common equity PIPE at $10 per share, the same valuation as ITHAX’s shareholders, anchored by institutional investors including funds affiliated with Morgan Stanley Investment Management, ARCPE, Origami, and strategic investors including Travco and Entertainment Benefits
-	Transaction is expected to close in the first half of 2022 and the combined company anticipates being listed on the Nasdaq under the ticker symbol “MOND”
-	An investor call and webcast is scheduled for December 20, 2021 at 8:30 am EST

SAN MATEO, CA., and NEW YORK, NY. (December 20, 2021) – Mondee Inc. (“Mondee”), a rapid growth, technology-first travel marketplace with a portfolio of globally recognized brands in the leisure, retail and corporate travel sectors, has entered into a business combination agreement with ITHAX Acquisition Corp. (NASDAQ: ITHX) (“ITHAX”). Upon completion of the transaction, which is expected to occur in the first half of 2022, the combined company will retain the Mondee name and is expected to be traded on The Nasdaq Stock Market, LLC (“Nasdaq”) under the new ticker symbol “MOND”.

Founded in 2011, Mondee is modernizing and disrupting the travel market. Mondee’s technology-led growth strategies have produced a strong financial and market track record, especially within the legacy-anchored travel industry. Mondee is now well-positioned to continue these market growth and financial performance trends by leveraging its agile technology platforms, feature-rich product offerings and segment-targeted content to serve the rapidly accelerating gig economy and next-generation travel demand.

1 Sources: IBIS, PhocusWright. Outlined in greater depth on page 5 of the investor presentation filed by Mondee on December 20, 2021, which can be found at www.mondee.com.

Mondee first disrupted the market by providing leisure travel agents with modern technologies and content platforms to transform their legacy systems and better serve the value-savvy traveler, enabling the Company to become a market leader within the growing North America private airfare market. Today, Mondee is rapidly growing its presence in the hotel and car segments, while expanding into cruise and tour offerings. Mondee is now leveraging its market-leading operating system, existing networks and products, and new subscription-based products to become a leading platform serving gig economy workers, small and medium sized corporations, organizations and other closed user groups, making further inroads into the $1 trillion market segment. The Company’s next-generation solutions and comprehensive set of brands include TripPro, Rocketrip, TripPlanet, TripPay and UnPub, which together deploy efficient technology and feature-rich services with access to more segment-specific inventory across low-cost and network air carriers, a broad spectrum of accommodations, and ancillary services, including financial technology, marketing technology, and conversational commerce platforms at far better value than do legacy distribution platforms.

“Mondee developed industry-changing technology that transformed the existing antiquated travel infrastructure with a modern agile platform. Our platform and industry relationships provide the right marketplace with the right tools and the right content offerings to enable and accelerate our customers’ success. Today’s announcement marks the beginning of the next chapter of our growth as the travel market continues to normalize,” said Prasad Gundumogula, Founder and CEO of Mondee. “Mondee’s vision is to transform the entire travel industry, as it already provides ‘travel solutions in a box’ to an extensive network of leisure travel agents, gig-economy workers, corporate and closed membership groups, connecting them seamlessly to a deep pool of airline, hotel, package and ancillary content. The next step in Mondee’s evolution is to continue expanding its content offering by enhancing hospitality options in the vacation rental space and digitizing the cruise and tours segments, while strengthening its distribution program further with subscription-based models for gig economy workers, small and medium sized enterprises, and association members. We are thrilled to partner with the ITHAX team as we look to accelerate our growth across existing channels as well as in new segments, both organically and through M&A.”

“ITHAX launched with a mission to partner with an established travel and hospitality leader with a highly-disruptive yet proven business model, exponential revenue growth and historical EBITDA, and Mondee is precisely that partner,” said Orestes Fintiklis, CEO and Chairman of ITHAX and Founder of Ithaca Capital Partners, a dedicated hospitality and travel private equity investment company. “Mondee has built a disruptive $3 billion travel marketplace (based on 2019 transaction volume) on technology and content platforms that are generating significant revenue growth within a fragmented, massive market. Prasad and his team have demonstrated their ability to execute on successful and synergistic acquisitions, while Mondee’s multi-pronged growth strategy allows it to continue to capitalize on market trends. We are thrilled by the opportunity to work with Prasad and his seasoned team to help bring the company public at a compelling valuation, which we believe will allow investors to capture a great deal of upside from Mondee’s exponential growth. We look forward to supporting Mondee’s next phase of growth through new business development, capital structure enhancements, and the implementation of its accretive M&A strategy.”

Mondee Highlights

Portfolio of Revolutionary Travel Brands

●	TripPro, offering “travel solutions in a box” for gig travel workers, processed 50+ million searches per day and sold 5.4 million flight tickets in 2019
●	Rocketrip, acquired in 2020, delivers attractive employee engagement and high value on business travel for corporations
●	Subscription services TripPlanet and Unpub offer access to value priced and enhanced services to small and medium sized enterprises and closed-group travelers respectively; TripPlanet already accesses 4+ million users since its launch in the summer of 2021

Leading Position in Massive Market

●	$1 trillion estimated addressable market
●	$3+ billion in 2019 transaction volume
●	Connecting a network of 50,000+ leisure travel agents to 500+ airlines, over 1 million hotel and hospitality accommodations, packaged solutions and ancillary offerings in the fastest recovering travel segment
●	A market leader with approximately 5% of the North America private airfare market, leveraging supplier-led target market pricing processes and curated offering capabilities
●	Distribution networks geared to the leisure segment of the travel market, which has demonstrated a faster post-pandemic recovery pace

Multiple Growth Drivers

●	Rapidly accelerating trend toward gig and remote workers among start-up, small, medium and large companies, creating new personal experience driven consumer cohorts and requirements
●	Growth of Rocketrip and launch of subscription-based models (TripPlanet and UnPub) to expand distribution networks beyond leisure travel agents to the entire gig economy, small and medium enterprises, member organizations and other subscriber groups
●	Significant organic opportunities to expand exclusive flight inventory, grow market share in hotels and digitize cruise and packaged bookings, and expand base of international travel agents
●	Proven M&A record of well-calibrated and integrated transactions to consolidate the sector and drive future growth with accretive acquisitions at EBITDA multiples lower than that of Mondee’s
●	Tailwinds include growth and increased fragmentation of the travel intermediaries and accelerated growth of the gig economy

Highly Attractive Financial Profile

●	Platform generating substantial cash flow; sticky network creates a captive audience with buildup of recurring revenue, further supported by subscription service brands
●	41% CAGR organic net revenues 2015-2019E; 63% CAGR organic plus acquisitions net revenues 2015-2019E
●	2.4x growth in market share in private airfares from 1.9% in 2015 to 4.6% in 2019
●	Adj. EBITDA margin nearly doubled from 14% in 2017 to 26% in 2019
●	Fully diluted transaction valuation of $842m, implying 10.5X 2023 EBITDA

Upon the closing of the business combination, Mondee will continue to be led by its existing management team including Mr. Gundumogula, Chief Financial Officer Dan Figenshu and Chief Operating Officer Jim Dullum, as well as by an experienced Board of Directors including Mr. Gundumogula and Mr. Fintiklis.

Transaction Overview:

The transaction implies a pro forma equity value post-closing of approximately $1 billion. Estimated cash proceeds from the transaction are expected to consist of ITHAX’s $241.5 million of cash held in trust (assuming no redemptions). In addition, investors committed to invest $50 million in the form of a 100% “common equity” PIPE at a price of $10.00 per share of common stock of ITHAX immediately prior to the closing of the transaction. PIPE investors include leading financial institutions such as funds affiliated with Morgan Stanley Investment Management, Origami and ARCPE; principals of major private equity funds; strategic investors in travel and leisure such as Travco and Entertainment Benefits; and a diverse group of prominent family offices from the United States and Europe. The proceeds of the transaction are expected to primarily implement an accretive M&A strategy and optimize the company’s capital structure.

Mondee management, which is the Company’s largest shareholder, is rolling 100% of its equity into the combined company, as are all existing Mondee shareholders, including Mondee’s private equity backers - funds affiliated with Morgan Stanley Investment Management and Origami. Upon the closing of the transaction, and assuming none of ITHAX’s public shareholders elect to redeem their shares, existing Mondee shareholders are expected to own 63% of the combined company, the ITHAX sponsors are expected to own 7% of the combined company, PIPE participants are expected to own 5% of the combined company, and public stockholders are expected to own 25% of the combined company.

The respective board of directors of ITHAX and Mondee have unanimously approved the proposed transaction. Completion of the proposed transaction is subject to ITHAX shareholder and Mondee member approval, certain regulatory approvals and other customary closing conditions.

Cantor Fitzgerald & Co and Union Square Advisors are serving as financial advisors to Mondee. Deutsche Bank Securities Inc. and AXIA Capital Markets are serving as private placement agents to ITHAX, and Deutsche Bank Securities Inc. and Cantor Fitzgerald & Co are serving as capital markets advisors to ITHAX. Kirkland & Ellis LLP is serving as legal advisor to Mondee and Reed Smith LLP is serving as legal advisor to ITHAX.

Conference Call and Webcast Information

Investors may listen to a conference call discussing the proposed business combination later today, December 20, 2021 at 8:30 AM EST. The call may be accessed by dialing 1-877-407-3982 (domestic callers) or 1-201-493-6780 (international callers). A live webcast and replay of the call will be available here and can also be accessed at https://www.mondee.com and https://ithaxacquisitioncorp.com. A telephone replay of the call will also be available until 11:59 pm EST on December 27, 2021. The replay may be accessed by dialing 1-844-512-2921 (domestic callers) or 1-412-317-6671 (international callers) and entering the conference ID number 13725608.

A supplementary video outlining the Company’s products and potential can also be found at https://www.mondee.com.

About Mondee Holdings:

Mondee Holdings is a group of leading travel technology, service, and content companies driving disruptive innovative change in the leisure, corporate, and retail travel markets. They deliver a revolutionary technology platform of SaaS, mobile, and cloud products and services to a global customer base, processing over 50 million daily searches and multi-billion dollars of transactional volume yearly. Founded in 2011, Mondee is headquartered in Silicon Valley, California, with 17 offices in USA and Canada, and operations in India, Thailand, and Ireland.  For more information, please visit https://www.mondee.com.

About ITHAX Acquisition Corp:

ITHAX Acquisition Corp. (NASDAQ: ITHX) is a blank check company formed by the founder of Ithaca Capital and the principals of AXIA Ventures. Ithaca Capital is a real estate investment manager with focus on deep-value hospitality investments in the United States, Latin America and Caribbean. AXIA Ventures Group is a leading, independent, privately-owned investment bank founded in 2008 that provides services in more than 20 countries through its offices in New York, London, Milan, Athens and Nicosia. For more information, please visit https://ithaxacquisitioncorp.com.

Forward-Looking Statements:

Certain statements in this Document may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination between ITHAX Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 366718 (“ITHAX”) and Mondee, Inc., a Delaware corporation (“Mondee”), ITHAX’s and Mondee’s ability to consummate the transaction, the expected closing date for the transaction, the benefits of the transaction and the public company’s future financial performance following the transaction, as well as ITHAX’s and Mondee’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecast,” “future, ” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “propose,” “should,” “seeks,” “will,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by both ITHAX and its management, and Mondee and its management, as the case may be, are inherently uncertain. Except as otherwise required by applicable law, ITHAX disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. ITHAX cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of ITHAX. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; (2) the outcome of any legal proceedings that may be instituted against ITHAX, Mondee, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of ITHAX, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of ITHAX or Mondee as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the business combination; (10) the possibility that ITHAX, Mondee or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business and/or the ability of the parties to complete the proposed business combination; (12) Mondee’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (13) adverse changes in general market conditions for travel services, including the effects of macroeconomic conditions, terrorist attacks, natural disasters, health concerns, civil or political unrest or other events outside the control of the parties; (14) significant fluctuations in the combined company’s operating results and rates of growth; (15) dependency on the combined company’s relationships with travel agencies, travel management companies and other travel businesses and third parties; (16) payment-related risks; (17) the combined company’s failure to quickly identify and adapt to changing industry conditions, trends or technological developments; (18) unlawful or fraudulent activities in the combined company’s operations; (19) any significant IT systems-related failures, interruptions or security breaches or any undetected errors or design faults in IT systems of the combined company; (20) exchange rate fluctuations; and (21) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in ITHAX’s final prospectus relating to its initial public offering dated February 1, 2021 and in subsequent filings with the U.S. Securities and Exchange Commission, including the registration statement on Form S-4, which includes a prospectus/proxy statement of ITHAX, expected to be filed relating to the business combination. There may be additional risks that neither ITHAX nor Mondee presently know of or that ITHAX or Mondee currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Author and any of their affiliates, directors, officers and employees expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed business combination, ITHAX will confidentially submit a draft registration statement on Form F-4 with the SEC, which draft will include a prospectus/proxy statement of ITHAX. ITHAX also plans to confidentially submit or file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of ITHAX. INVESTORS AND SHAREHOLDERS OF ITHAX ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Mondee and ITHAX once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Additional Information about the Business Combination and Where to Find It:

Additional information about the proposed business combination, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K, which will be filed by ITHAX with the SEC and will also be available at www.sec.gov. In connection with the proposed business combination, ITHAX will confidentially submitted a draft registration statement on Form S-4 and will file a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, ITHAX will file other relevant materials with the SEC in connection with the proposed business combination of ITHAX with Mondee. The materials to be filed by ITHAX with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of ITHAX are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination.

Participants in Solicitation:

ITHAX, Mondee and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of ITHAX in connection with the proposed transaction. Information about the directors and executive officers of ITHAX is disclosed in ITHAX’s initial public offering prospectus, which was filed with the SEC on February 1, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Disclaimer:

This presentation (the “Document”) has been prepared by Mondee Inc. (“Mondee”), ITHAX Acquisition Corp. (“ITHAX”), AXIA Ventures Group Limited (“AXIA”) and Ithaca Capital Partners (“Ithaca” and together with Mondee, ITHAX and AXIA, the “Authors”). This Document is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “business combination”) between Mondee and ITHAX. The information contained herein does not purport to be all-inclusive and none of the parties or their respective directors, officers, shareholders or affiliates make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Document or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of Mondee or ITHAX. The information contained herein is preliminary and is subject to change and such changes may be material.

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ITHAX, Mondee, or any of their respective affiliates.

ITHAX is a blank check company listed on NASDAQ. AXIA Capital Markets LLC (“ACM”) is a U.S. registered broker-dealer and member of FINRA. ACM is a wholly owned subsidiary of AXIA Ventures Group Ltd (“AVG”), a privately-owned investment banking group mainly focused on Southern Europe, providing financial advisory services and capital markets services to corporate and institutional clients. Ithaca and Mondee are incorporated in Delaware.

Media Contacts:

For Mondee:

Media

MondeePR@ICRinc.com

Investor Relations

MondeeIR@ICRinc.com

For ITHAX:

Investor Relations

info@ithaxacquisitioncorp.com